EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ZAP (the "Company") on Form 10-Q for the period ending June 30, 2012 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2012                                                           By: /s/ Alex Wang
     Alex Wang
     Chief Executive Officer
     (Principal Executive Officer)

Dated:  August 14, 2012                                                           By: /s/ Benjamin Zhu
     Benjamin Zhu
     Chief Financial Officer
     (Principal Financial Officer)